UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 17, 2012

GENTEX CORPORATION

(Exact name of registrant as specified in its charter)

Michigan	0-10235	38-2030505
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

600 North Centennial Street Zeeland, Michigan	49464
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (616) 772-1800

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Section 5 – Corporate Governance and Management

Item 5.03	Amendment to the Articles of Incorporation or Bylaws; Change in Fiscal Year

At the 2012 Annual Meeting of Shareholders of Gentex Corporation (the “Company’), the Company’s shareholders approved amendments to the Company’s Restated Articles of Incorporation as described in the Company’s Proxy Statement filed April 3, 2012, relating to such Annual Meeting. The amendments provide for declassification of the Company’s Board of Directors (phased in over the next three years). Such amendments were effective upon filing with the Michigan Department of Licensing and Regulatory Affairs, Bureau of Commercial Services, on May 18, 2012. The foregoing is qualified in its entirety by referencing the actual amendments to the Company’s Restated Articles of Incorporation which are filed as Exhibit 3.1(i) attached hereto and incorporated by reference herein.

Item 5.07	Submission of Matters to a Vote of Security Holders.

(a) On May 17, 2012, the Company held its 2012 Annual Meeting of Shareholders. The matters listed below were submitted to a vote of the shareholders through the solicitation of proxies. The proposals are described in detail in the Company’s Proxy Statement filed April 3, 2012. The voting results are as follows:

Election of Directors

The following three individuals were elected to serve as directors of the Company to hold office for three (3)-year terms expiring in 2015:

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Fred Bauer	78,250,659	40,820,186
Gary Goode	77,669,889	41,400,956
James Wallace	67,272,377	51,798,468

Proposal to Amend the Restated Articles of Incorporation to Declassify the Board of Directors

The shareholders did approve an amendment to the Restated Articles of Incorporation to declassify the Board of Directors; provided, however, directors elected to three-year terms prior to the effectiveness of such amendment (including directors elected at the 2012 Annual Meeting) will complete those terms:

Votes For	Votes Against	Abstentions	Broker Non-Votes
101,475,705	2,650,707	1,318,284	23,638,445

Shareholder Proposal Requesting that the Board of Directors Issue a Sustainability Report

The shareholders did not approve the shareholder proposal requesting that the Company’s Board of Directors issue a sustainability report:

Votes For	Votes Against	Abstentions	Broker Non-Votes
36,204,609	75,276,952	7,589,284	14,655,739

Ratification of the Appointment of Ernst & Young LLP as the Company’s Auditors for the Fiscal Year Ended December 31, 2012

The shareholders did ratify the appointment of Ernst & Young LLP to serve as the Company’s auditors for the fiscal year ended December 31, 2012:

Votes For	Votes Against	Abstentions	Broker Non-Votes
131,780,143	1,880,655	65,786

Proposal for Approval, on an Advisory Basis, of the Compensation of the Company’s Named Executive Officers

The shareholders did approve, on an advisory basis, the compensation of the Company’s named executive officers:

Votes For	Votes Against	Abstentions	Broker Non-Votes
114,897,813	2,688,125	1,484,907	14,655,739

Proposal to Approve the 2012 Amended and Restated Nonemployee Director Stock Option Plan

The shareholders did approve the 2012 Amended and Restated Nonemployee Director Stock Option Plan:

Votes For	Votes Against	Abstentions	Broker Non-Votes
114,164,102	3,501,365	1,405,378	14,655,739

Section 9 – Financial Statements and Exhibits

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

3.1(i) Amendments to Restated Articles of Incorporation

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: May 22, 2012.	GENTEX CORPORATION
(Registrant)

	By	/s/ Steve Dykman
Steve Dykman
Its Vice President - Finance